Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of O2 Secure Wireless, Inc., a Georgia corporation (the “Company”), does hereby certify, to the best of her knowledge, that:

1.  The Annual Report on Form 10-KSB for the year ended September 30, 2007 (the “Report”) of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ India Creery                                                                .
India Creery, External Acting Chief Financial Officer

Date: January 24, 2008